EXHIBIT 10.30


                               AMENDMENT AGREEMENT
                                    (SECOND)

     THIS AMENDMENT AGREEMENT (SECOND) (this "Agreement"), dated as of February 15, 2002, is entered into by and between LIFECELL CORPORATION, a Delaware corporation having its principal executive offices at One Millenium Way, Branchburg, New Jersey 08876 ("Borrower") and PUBLIC SERVICE NEW MILLENNIUM ECONOMIC DEVELOPMENT FUND L.L.C., a New Jersey limited liability company, having its principal executive offices at 80 Park Plaza, T-22, Newark, New Jersey 07101 ("Lender").

                                    RECITALS:

     A. The Borrower and the Lender are parties to a certain Loan Agreement and Assignment dated as of May 31, 2000, as amended pursuant to an Amendment Agreement dated as of May 1, 2001 (said agreement, as so amended, the "Loan Agreement") pursuant to which the following credit facility was made available to the Borrower: a secured term loan in an aggregate principal amount of $652,202.13 (the "Term Loan").

     B. The Borrower has advised the Lender by letter dated December 20, 2001 of certain issues regarding the Borrower's compliance with the Debt Service Coverage Ratio set forth in Section 6 of the Loan Agreement, and accordingly has requested an amendment to that covenant.

     C. The Lender is willing to amend said covenants on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for value received by each party, the parties hereto agree as follows:

SECTION  1.     DEFINITIONS

     1.1.     EXISTING  DEFINITIONS.  Unless  otherwise  defined  or  modified
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herein,  capitalized  terms used herein shall have the meanings set forth in the
Loan  Agreement.

SECTION  2.     EXISTING  OBLIGATIONS

     2.1.     ACKNOWLEDGMENT
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          (a)     The Borrower represents and warrants to the Lender that, after giving  effect to the amendment contemplated herein, (i) no Event of Default has


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occurred  and  is  continuing  and  (ii) no event has occurred and is continuing which, with notice, lapse of time or both, would constitute an Event of Default.

          (b) Subject to the continued compliance of the Amendment Conditions set forth in Section 4 hereof, the Lender hereby agrees that the Debt Service Coverage Ratio set forth in the Loan Agreement shall not be applicable for the period commencing as of the January 1, 2001 and ending December 31, 2002, which period shall include the second, third and fourth fiscal quarters for the fiscal year 2002 (the "Amendment Period"); provided, that (i) such
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amendment  shall  not apply to any other term, condition or covenant of the Loan
Agreement or any other Loan Document, (ii) such amendment shall be effective only in connection with respect to non-compliance with the Debt Service Coverage Ratio and solely for the Amendment Period, (iii) such amendment shall in no event be interpreted or construed as the establishment or a course of dealings between the Borrower and the Lender regarding the administration of the Loan, including, but not limited to, the manner in which any issues of non-compliance with the terms of any Loan Document may be cured in the future, and (iv) all of the rights and remedies of the Lender are expressly reserved. The Borrower further acknowledges that the Lender's agreement to amend as described above is and constitutes good and valuable consideration in exchange for the Borrower's agreement to and performance of each of the terms and conditions of this Agreement.

     2.2.     ACKNOWLEDGMENT  OF AMOUNTS OUTSTANDING.  The Borrower acknowledges
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and  agrees  that,  as  of  the  date of this Agreement, the aggregate principal amount outstanding under the Term Loan is $624,833.60 plus accrued and unpaid interest and late charges, if any. The Borrower acknowledges and agrees that such amounts outstanding under the Term Loan are the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms of the Loan Documents, and that, as of the date hereof, there are no claims, set-offs or defenses to the payment thereof.

     2.3.     WAIVER  OF  CLAIMS  AND  DEFENSES;  RELEASE.
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          (a)     The  Borrower  agrees  that,  as of the date hereof, it has no claim, counterclaim, cause of action or defense of any kind by way of offset or otherwise to the payment and satisfaction in full of the Loan. The foregoing notwithstanding, to the extent that any such claim or defense may or does exist, as of the date hereof, the Borrower waives and releases any and all such claims, counterclaims, causes of action and defenses.

          (b) The Borrower further waives and releases and affirmatively agrees not to allege or otherwise pursue, in any manner, any and all defenses, affirmative defenses, counterclaims, claims, causes of action, set-offs or other rights that it may have as of the date hereof to contest: (i) any provisions of the Loan Agreement and other Loan Documents; (ii) the rights of the Lender to all rents, issues, profits, products and proceeds of the collateral for the Loan; (iii) the liens for the benefit of the Lender in any property (whether real or personal, tangible or intangible), right or other interest, now or


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hereafter  arising  in connection with the collateral for the Loan; (iv) any and all acts or omissions of the Lender in administering the amounts outstanding under the Loan Agreement, the consequences of this Amendment, or otherwise; and the Borrower fully and forever releases and discharges the Lender from any and all claims or liability of any kind or nature with respect to the foregoing.

     2.4.     REAFFIRMATION  OF  SECURITY  INTEREST  AND  LIENS.  The  Borrower
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acknowledges  and  agrees that the security interests and other liens granted to the Lender in the collateral described in the Loan Agreement given by the Borrower in favor of the Lender are and remain valid and first priority liens on the assets subject thereto. The Borrower further represents and warrants that there are no claims, set-offs or defenses to the Lender's exercise of any rights or remedies available to it as a creditor in realizing upon such collateral under the terms and conditions of the Loan Documents. The Borrower further acknowledges and agrees that the obligations secured by and under the Loan Agreement include, but are not limited to, all such obligations of the Borrower evidenced by the Note, as modified by this Agreement.

SECTION  3.     RATIFICATION  OF  REPRESENTATIONS, WARRANTIES AND COVENANTS

     3.1.     RATIFICATION.  The  Borrower  hereby  ratifies,  confirms  and
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restates,  as  if  set  forth  herein  in  their  entirety, all representations, warranties,  covenants,  acknowledgments  and  agreements  set forth in the Loan
Agreement, as amended hereby, at and as of the date hereof (other than representations, warranties and covenants which expressly speak only as of a different date), and affirmatively states that all of the same are true and accurate and shall be and remain in full force and effect, subject only to changes effected by this Agreement. In addition, the Borrower represents and warrants to the Lender that:

          (a) the Borrower has the power and authority to enter into this Agreement;

          (b) the audited financial statements of the Borrower for the fiscal year ended December 31, 2000, and the management prepared financial statements for the Borrower for the fiscal quarter ending September 30, 2001, were prepared in accordance with GAAP consistently applied throughout the periods involved, and present fairly in all material respects the financial position of the Borrower as at the date thereof and the results of operations and cash flows of Borrower for the periods then ended;

          (c) no changes having a material adverse effect have occurred since the date of such financial statements referred to in Section 3.1(b) above;

          (d) the execution, delivery and performance of this Agreement and the instruments and agreements executed and delivered in connection herewith by the Borrower have been duly authorized by all requisite corporate action and this Agreement and the instruments and agreements executed and delivered in connection herewith constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms;


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          (e)     the  Borrower  is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or other governmental authority which would have a material adverse effect on the business or prospects of the Borrowers, financial or otherwise; and

          (f) upon execution of this Amendment, no Event of Default or event or circumstance which, with the passage of time, the giving of notice or both, would constitute an Event of Default, has occurred and is continuing or will result from the execution, delivery and performance of this Agreement and the instruments and agreements executed and delivered in connection herewith.

SECTION  4.     AMENDMENT  CONDITIONS

     4.1.     AUDITS  AND  INSPECTIONS.  In  consideration  of the amendment set
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forth in Section 2.1 above, notwithstanding the Audits and Inspections Paragraph in Section 6 of the Loan Agreement, the Borrower agrees that Lender or its designated representatives may visit the principal place of business, and executive officers of the Borrower shall be available, in each case for the purposes of reviewing and discussing the Books and Records of the Borrower relating to the New Jersey Facility, the Project, the Obligations, the NJEDA Payments and/or Borrower's reporting obligations pursuant to the Financial and Other Information paragraph set forth in the Loan Agreement on at least a monthly basis during regular business hours upon reasonable prior notice during the term of the Amendment Period. The Borrower acknowledges and agrees that all the other terms and provisions of the Audits and Inspections Paragraph in
Section 6 of the Loan Agreement remain in full force and effect. Violation of this covenant shall constitute a breach of the Loan Agreement.

     4.2.     COSTS  AND EXPENSES.  The Borrower acknowledges and agrees that it
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shall  reimburse  and/or  indemnify  the  Lender, its counsel and its designated representatives for all costs and expenses incurred in connection with the consideration of the amendment set forth herein, the preparation of this Agreement, and the ongoing administration of the Loan (including, without limitation, the monthly inspection contemplated in Section 4.1 above). Lender's counsel fees shall be settled on or before the date of this Agreement with payment to said counsel made directly to such counsel by the Borrower in accordance with such counsel's invoice presented to the Borrower on or about such date.

SECTION  5.     MISCELLANEOUS.

     5.1.     CONTINUED EFFECTIVENESS.  Except as specifically amended by and/or
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inconsistent  with  this  Agreement, all of the terms and conditions of the Loan
Agreement shall remain unchanged and in full force and effect and are hereby ratified, adopted and confirmed in all respects. All references to the Loan
Agreement  in  any  Loan Document shall hereafter be deemed to refer to the Loan
Agreement  as  amended  prior  to  the  date hereof and by this Agreement.  This
Agreement  is  a  Loan  Document.

     5.2.     ENTIRE  AGREEMENT.  This  Agreement,  together with the other Loan
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Documents,  constitutes the entire agreement between the parties with respect to


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the  subject matter hereof and supersedes any prior agreements, written or oral, with  respect  to  such  subject  matter.

     5.3.     COUNTERPARTS.  This  Agreement  may  be  executed  in  one or more
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counterparts,  each  of which shall be deemed to be an original and all of which together shall constitute one and the same agreement, and any party may execute this Agreement by signing any such counterpart.

     5.4.     GOVERNING  LAW.  This  Agreement  shall  be  interpreted,  and the
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rights  and  liabilities  of  the parties hereto, whether arising in contract or tort and howsoever pertaining to the parties' relationship, shall be determined in accordance with the laws of the State of New Jersey.

     5.5.     HEADINGS.  The section titles contained in this Agreement shall be
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without substantive meaning or content of any kind whatsoever and are not a part of  the  agreement  between  the  parties.

     5.6.     SEVERABILITY.  If  any  term or provision of this Agreement or the
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application  thereof  to  any  person  or  circumstance  shall  to any extent be determined by a court or arbiter of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid and unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above-written.


                                           LIFECELL  CORPORATION


                                           By:  /s/  Steven  T.  Sobieski
                                              Name:  Steven  T.  Sobieski
                                              Title:  Vice  President,  CFO


                                           PUBLIC SERVICE NEW MILLENNIUM
                                           ECONOMIC DEVELOPMENT FUND L.L.C.


                                           By:  /s/  Eileen  A.  Moran
                                              Name:  Eileen  A.  Moran
                                              Title:  President


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